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                                                                   EXHIBIT 10.11

                         RATIONAL SOFTWARE CORPORATION

                         1998 INDIAN STOCK OPTION PLAN


     1.   Purposes of the Plan.  The purposes of this 1998 Indian Stock Option
          --------------------
Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers, to allow Service Providers to benefit from appreciation in the Common Stock without having to actually purchase Common Stock and to promote the success of the Company's and the Subsidiary's business.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees as shall
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be administering the Plan, in accordance with Section 4 hereof.

          (b) "Applicable Laws" means the requirements relating to the
               ---------------
administration of stock option plans under the applicable laws, rules and regulations of India, U.S. state corporate laws, U.S. federal and state securities laws, the Code and any stock exchange or quotation system on which the Common Stock is listed or quoted.

          (c) "Board" means the Board of Directors of the Company.
               -----

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee" means a committee of Directors appointed by the Board
               ---------
in accordance with Section 4 hereof.

          (f) "Common Stock" means the Common Stock of the Company.
               ------------

          (g) "Company" means Rational Software Corporation, a Delaware
               -------
corporation.

          (h) "Consultant" means any person who is engaged by the Subsidiary to
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render consulting or advisory services.

          (i) "Director" means a member of the Board of Directors of the
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Subsidiary.

          (j) Employee" means any person, including Officers and Directors,
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employed by the Subsidiary.  A Service Provider shall not cease to be an
Employee in the case of (i) any leave of absence approved by the Subsidiary or
(ii) transfers between locations of the Subsidiary or between the Company, any parent or subsidiary corporation, or any successor thereto. Neither service as a Director nor payment of a director's fee by the Company or any Parent or Subsidiary shall be sufficient to constitute "employment" by

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the Subsidiary.

          (k) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price or such stock (or the closing bid, if no sales were reported) as quoted on such exchange for system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable,

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (i) "Option" means a stock option covering Common Stock granted
                    ------
to a Service Provider pursuant to the Plan.

          (m) "Option Agreement" means a written or electronic agreement between
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the Company and an Optionee evidencing the terms and conditions of an individual
Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (n) "Option Exchange Program" means a program whereby outstanding
               -----------------------
Options are exchanged for Options with a lower exercise price.

          (o) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (p) "Optionee" means the holder of an outstanding Option granted under
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the Plan.

          (q) "Plan" means this 1998 Indian Stock Option Plan.
               ----

          (r) "Service Provider" means an Employee, Director or Consultant.
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          (s) "Share" means a share of Common Stock, as adjusted in accordance
               -----
with Section 11 below.

          (t) "Subsidiary" means Rational Software India Pvt. Ltd., a
               ----------
subsidiary corporation of the Company, and any successor thereto.

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     3.   Stock Subject to the Plan. Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 600,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided,
                                                               ---------
however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.


     4.   Administration of the Plan.
          ---------------------------

          (a) Procedure.  The Plan shall be administered by the Board or a
              ---------
Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

          (b) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority, in its discretion:

                 (i)    to determine the Fair Market Value;

                 (ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

                 (iii) to determine the number of Shares to be covered by each such award granted hereunder;

                 (iv)   to approve forms of agreement for use under the Plan;

                 (v) to determine the terms and conditions of any Option granted hereunder;

                 (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                 (vii) to reduce the exercise price of any Option to the then current Fair Market Value, if the Fair Market Value has declined since the date the Option was granted;

                 (viii) to institute an Option Exchange Program

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               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; and

               (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (c) Effect of Administrator's Decision. All decisions,determinations
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and interpretations of the Administrator shall be final and binding on all
Optionees.

     5.   Eligibility
          -----------

          (a) Options may be granted to Service Providers.

          (b) The Plan shall not confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Subsidiary, nor shall it interfere in any way with his or her right or the Subsidiary's right to terminate such relationship at any time, with or without cause.

     6.   Term of the Plan. The Plan shall become effective upon the later to
          ----------------
occur of (i) its adoption by the Board, or (ii) its approval by the Reserve Bank of India. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7.   Term of Option.  The term of each Option shall be stated in the Option
          ----------------
Agreement.

     8.   Option Exercise Price and Consideration.
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          (a)  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator at the time the Option is granted.

          (b) The consideration for the Shares to be issued upon exercise of an Option shall be consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan. The cashless exercise program may be implemented in the manner and example described in Exhibit A hereto.

     9.   Exercise of Option.
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          (a)  Procedure for Exercise; Rights as a Stockholder. Any Option
               -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives

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written or electronic notice of exercise (in accordance with the Option
Agreement) from the person entitled to exercise the Option. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Relationship as a Service Provider. If an Optionee
               -------------------------------------------------
ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time (of at least thirty (30) days) as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date if termination, the Optionee is not vested as to his or her entire option, the Shared covered by the unvested portion of the Option shall revert to the Plan.

          (c)  Disability of Optionee.  If an Optionee ceases to be a Service
               ----------------------
Provider as a result of the Optionee's disability, the Optionee may exercise his or her Option within such period of time as specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  If an Optionee dies while a Service Provider,
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the Option may be exercised within such period of time as is specified in the
Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. It at the time of death, the Optionee is not vested as to the entire

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Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Buyout Provisions. The Administrator may at any time offer to buy
               -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options. Options may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a)  Changes in Capitalization. Subject to any required action by the
               --------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale.  In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company,

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each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     12.  Date of Grant. The date of grant of an Option shall, for all purposes,
          -------------
be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
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          (a)  Amendment and Termination. The Board may at any time amend,
               -------------------------
alter, suspend or terminate the Plan.

          (b)  Stockholder Approval. The Board shall obtain stockholder approval
               --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination. No amendment, alteration,
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suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

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     14.  Conditions upon Issuance of Shares.
          ----------------------------------

          (a)  Legal Compliance. Shares shall not be issued pursuant to the
               ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations. As a condition to the exercise of an
               --------------------------
Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     15.  Inability to Obtain Authority. The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Reservation of Shares. The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17.  Tax Consequences. Each Optionee is advised that he or she may suffer
          ----------------
adverse tax consequences as a result of the purchase or disposition of Common Stock hereunder. Accordingly, each Optionee shall be liable for his or her taxes and other liabilities under the Plan in accordance with the laws applicable thereto Optionee is further advised to consult with any tax consultants. Optionee deems advisable in connection with the purchase or disposition of Common Stock hereunder, as neither the Company nor the Subsidiary can provide any Optionee with tax advice. Neither the Company nor the Subsidiary shall be responsible or liable for any tax liabilities for and on behalf of any Optionee under the Plan, except as required by Applicable Laws.

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EXHIBTT A - CASHLESS EXERCISE PROGRAM:
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The Cashless Exercise Program (referenced in Clause 8 (b) of the Plan) provides that the employee, upon exercise of an Option, will receive cash or Common Stock, or a combination thereof, equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the exercise day. The transaction will be consummated through a broker, who will sell all or a portion of the Optioned Stock on the open market. A portion of the proceeds from such sale will be transferred to the Company in satisfaction of the Optionee's exercise price. Any remaining Common Stock or cash will be remitted to the Optionee. No cash or other property will be transferred out of India.


Example:
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Assume a 5,000 share option grant, a Fair Market Value and exercise price of $10 per share at the time of grant, and a Fair Market Value on the date of exercise of $15 per share. The employee may receive the following:

        -total market value = $75,000
        -total exercise price $50,000
        -profit = $25,000

         cash = $25,000
           or
           ==

         shares - $25,000/15 = 1,666

So the employee receives $25,000 (in Indian Rupees) or 1,666 shares without any cash expenditures, but still needs to pay taxes on the entire profit amount of $25,000. The employee is free to choose any combination of cash and Common Stock.

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